Golub Capital Private Credit Fund ("GCRED" or the "Fund")

Q2 2026 Quarterly Update

Performance Update

GCRED generated a 2.47% return for Class I shares this quarter,[1] recovering a portion of the market-driven unrealized losses experienced during the first quarter. Class I's net asset value ("NAV") per share increased from $24.14 to $24.17,[2] with year-to-date performance returning to positive territory at 0.62%. We believe these results are consistent with what we believe to be some stabilization in broader loan market conditions.

Total Net Returns[1]

	Class S[3]	Class D[3]	Class I[3]
1-Month	0.25%	--	0.32%
3-Month	2.25%	--	2.47%
YTD	0.19%	--	0.62%
Annualized ITD[4]	7.00%	--	8.88%

YTD Cumulative Total Net Return[1,5]


0.31%
-0.74%
-1.80%
-0.80%
0.30%
0.62%
Jan-26
Feb-26
Mar-26
Apr-26
May-26
Jun-26

$9.6 billion
Total Investments[6]

96%
First Lien, Senior Secured[7]

~99%
Floating Rate[7,8]

~100%
Sponsor-Backed Loans

$91 million
Median EBITDA[9]

45%
Average Loan-to-Value[10]

1.20x
Leverage Ratio[11]

Note: You will bear substantial fees and expenses in connection with your investment. This page is accompanied by the *Additional Footnotes* and *Important Investor Information* at the end of this document, which are integral parts of this report (the "Material").

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein, and must be read in conjunction with the prospectus (the "Prospectus") in order to understand fully all of the implications and risks of the offering to which this sales and advertising literature relates. Past performance is not necessarily indicative of future results, and there can be no assurance that any Golub Capital fund or investment will achieve its objectives or avoid substantial losses. A copy of the Prospectus must be made available to you in connection with this offering, and is available at www.gcredbdc.com.

Consider carefully GCRED's investment objectives, risks, charges, expenses and other matters of interest set forth in the Prospectus and any accompanying prospectus supplements. The Prospectus and any accompanying prospectus supplements contain this and other information about GCRED. Please read the Prospectus and any accompanying prospectus supplements carefully before investing.

Source: Golub Capital. As of June 30, 2026, unless otherwise stated.

GOLUB CAPITAL

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Golub Capital Private Credit Fund (“GCRED”) | *Q2 2026 Quarterly Update*

Loan Market Insights

The direct lending market improved modestly during the second quarter, although conditions remain uneven and, in our view, continue to warrant a measured outlook.

Last quarter, we identified four persistent headwinds that had been pressuring direct lending returns in 2025: declining base rates, tightening credit spreads, muted M&A and elevated credit stress. During the second quarter, two of these—base rates and credit spreads—began to improve.

Base rate expectations shifted meaningfully higher over the course of the year. Continued strength in the U.S. economy and elevated energy prices related to geopolitical developments in the Middle East reduced expectations for further rate cuts.

Credit spreads across broadly syndicated loans (“BSL”) and private credit partially retraced prior widening during the quarter but remained wider than levels observed at the beginning of the year—a dynamic we believe supports the potential for attractive prospective returns on newly originated investments.

Private Credit First Lien Spreads[12]


550
540
530
520
510
500
490
480
-50bps
+25bps
Jan-25
Feb-25
Mar-25
Apr-25
May-25
Jun-25
Jul-25
Aug-25
Sep-25
Oct-25
Nov-25
Dec-25
Jan-26
Feb-26
Mar-26
Apr-26
May-26
Jun-26

Deal activity and elevated credit stress, however, remained persistent headwinds. U.S. private equity deal origination declined to less than $200 billion in the second quarter, compared with more than $250 billion in each of the three prior quarters, which we believe was driven in part by a meaningful decline in new software-related transactions as market participants continue to evaluate the potential implications of artificial intelligence (“AI”) on certain software business models. Credit stress also remained elevated across both public and private credit markets, and while default activity has gradually declined from peak levels observed in 2024 and 2025, the current credit cycle remains unusually protracted and, in our view, will continue to drive performance dispersion across managers.

Note: You cannot invest directly in an index, which also does not take into account trading commissions and costs. The volatility of indices may be materially different from the performance of GCRED. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income. This page is accompanied by the *Additional Footnotes* and *Important Investor Information* at the end of this document, which are integral parts of this Material.

Source: Pitchbook LCD, Kroll StepStone Private Credit Benchmarks and Golub Capital internal analysis. As of June 30, 2026, unless otherwise stated.

GOLUB CAPITAL

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Golub Capital Private Credit Fund ("GCRED") | *Q2 2026 Quarterly Update*

Broader loan market performance during the quarter was consistent with this uneven improvement. The Morningstar LSTA US Leveraged Loan Index generated a positive return of approximately 1.9% for the quarter, reflecting the partial reversal of prior spread widening. The Morningstar LSTA US Software & Services Loan Index, by contrast, generated only 0.6% for the quarter and declined in the final month, even as the broader loan market remained modestly positive. In our view, this late-quarter divergence was largely technical in nature as fund and CLO managers appeared to trim their software exposure ahead of quarter-end reporting, opportunistically selling software loans into a more constructive market than the one that prevailed in the prior quarter. We expect this dynamic to persist while the market continues to evaluate how AI-related developments may affect certain software business models.

	Apr-26	May-26	Jun-26	QTD
Morningstar LSTA US Leveraged Loan TR USD	1.29%	0.51%	0.08%	**1.88%**
Morningstar LSTA US Software & Services Loan TR USD	1.00%	0.82%	-1.17%	**0.64%**

Software and Non-Software BSL Prices[13]


99
97
95
93
91
89
87
85
Jan-25
Feb-25
Mar-25
Apr-25
May-25
Jun-25
Jul-25
Aug-25
Sep-25
Oct-25
Nov-25
Dec-25
Jan-26
Feb-26
Mar-26
Apr-26
May-26
Jun-26
Software BSL
Non-Software BSL

Deep Dive into Performance

Performance drivers. The modest improvement in NAV over the quarter is consistent with our view that last quarter's decline in NAV was likely primarily market-driven rather than credit-driven. Fair value marks on the portfolio improved modestly during the quarter, reflecting stronger valuations across portions of the middle market portfolio that more than offset continued market-driven pressure in certain broadly syndicated loans positions. During the second quarter, market spreads partially retraced their prior widening, and we believe the Fund began to experience a reversal in those market-driven unrealized losses. Over time, we expect the reversal to continue through two primary mechanisms: (i) further normalization of credit spreads across the broader loan market, and (ii) the ongoing repayment of loans at par. The pace and magnitude of any further reversal will depend on the trajectory of broader market conditions, and we recognize that certain segments—particularly software—may continue to experience elevated volatility relative to the broader market.

Note: You cannot invest directly in an index, which also does not take into account trading commissions and costs. The volatility of indices may be materially different from the performance of GCRED. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income. This page is accompanied by the *Additional Footnotes* and *Important Investor Information* at the end of this document, which are integral parts of this Material.

Source: Golub Capital. As of June 30, 2026, unless otherwise stated.

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Golub Capital Private Credit Fund ("GCRED") | *Q2 2026 Quarterly Update*

Credit health of the portfolio. Credit indicators across the portfolio remain strong. As of June 30, 2026, over 97% of investments were in rating categories 4 and 5—our strongest internal performance ratings ("IPR")—indicating borrowers are performing at or above expectations. GCRED had no debt investments rated in category 1 (highest risk). In addition, 0.1% of GCRED's investment portfolio (at fair value) was on non-accrual, a metric that remains significantly below industry averages.[14] The portfolio's average price increased modestly from 97.8% as of March 31, 2026 to 97.9% as of June 30, 2026.[15] At the same time, investments marked below 90% increased slightly from 1.7% in the prior quarter to 1.8% as a percentage of total investments indicating stability in loan prices as market sentiment improves.

In our view, fundamental borrower metrics continue to demonstrate resilience. The weighted average loan-to-value ratio slightly increased quarter over quarter from 44% to 45%.[10] The weighted average interest coverage ratio remained stable at 2.0x quarter over quarter and has improved by approximately 25% since the beginning of 2025.[16] We believe these indicators reflect the strength and stability of our portfolio, even as credit stress remained prevalent across both private and liquid credit markets. Taken together, these indicators support our view that borrowers across the portfolio have continued to perform in line with our underwriting expectations.

Software credit health. Notwithstanding the pricing volatility observed in the broader software loan market during the quarter, underlying credit metrics with respect to GCRED's software investments remained largely stable. Non-accruals among software investments remained negligible, and the proportion of software loans marked below 90% increased modestly from 0.6% of total investment at fair value to 0.8% as BSL software prices continued to face pressure. We continue to view these pricing movements as largely market-driven rather than reflective of deteriorating borrower fundamentals.

Percent of GCRED's Holdings on Non-Accrual (as a % of Fair Value)


0.12%
0.10%
0.08%
0.06%
0.04%
0.02%
0.00%
0.03%
0.10%
0.09%
0.06%
0.00%
0.02%
0.01%
0.01%
9/30/2025
12/31/2025
3/31/2026
6/30/2026
Non-Accruals
Non-Accruals (Software only)

Note: Please see *Golub Capital Internal Performance Ratings* and *Important Investor Information* at the end of this document for Internal Performance Rating definitions, additional information regarding Internal Performance Ratings and a description of how fair value is determined. Past performance does not guarantee future results. This page is accompanied by the *Additional Footnotes at* the end of this document, which are an integral part of this Material.

Source: Golub Capital. As of June 30, 2026, unless otherwise stated.

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Golub Capital Private Credit Fund ("GCRED") | *Q2 2026 Quarterly Update*

Average Price of GCRED's Holdings (%)[15]


99.6%
99.9%
99.6%
99.7%
97.8%
96.0%
97.9%
96.3%
100%
90%
80%
70%
60%
50%
9/30/2025
12/31/2025
3/31/2026
6/30/2026
Average Price
Average Price (Software only)

Percent of GCRED's Holdings with Pricing Marked Below 90%[17]


2%
1%
0%
0.3%
0.6%
1.7%
0.6%
1.8%
0.8%
9/30/2025
12/31/2025
3/31/2026
6/30/2026
Mark Below 90%
Mark Below 90% (Software Only)

Outlook

Looking ahead, we remain constructive but measured. While market conditions improved during the quarter and some of the valuation pressure experienced earlier this year began to ease, the environment remains uneven and we expect continued performance dispersion across managers.

We continue to believe the market is at an inflection point and appears to be shifting from borrower-friendly to more lender-friendly dynamics. Tightening capital availability and modestly wider spreads may create a more constructive backdrop for disciplined managers with strong underwriting capabilities, active portfolio management and stable, long-duration capital. In this unusually protracted credit cycle, we also expect that portfolios with a higher proportion of junior capital exposure may be more vulnerable to continued credit stress, potentially driving further manager performance dispersion. GCRED's portfolio remains predominantly first lien senior secured, and we believe this positioning is well suited to the market environment we currently expect.

With respect to software, we expect continued differentiation across business models. Our underwriting has consistently focused on what we consider to be high-quality, mission-critical providers with strong customer retention and durable competitive positioning, which we believe are well positioned to navigate AI-related risks and have the potential to capture the potential benefits of AI adoption. We remain optimistic about our ability to generate attractive returns over the medium to long term, while recognizing that inflection points can be uneven and that the current environment will continue to drive performance differentiation, reinforcing the importance of selectivity, disciplined underwriting and proactive portfolio management.

Note: This page is accompanied by the *Additional Footnotes and Important Investor Information* at the end of this document, which are integral parts of this Material.

Source: Golub Capital. As of June 30, 2026, unless otherwise stated.

GOLUB CAPITAL

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Golub Capital Private Credit Fund (“GCRED”) | Q2 2026 Quarterly Update 6 Additional Footnotes 1. Total Net Return is calculated as the change in price per share during the period, plus distributions per share (assuming dividends and distributions are reinvested) divided by the beginning price per share. Returns greater than one year are annualized. All returns shown are derived from unaudited financial information and are net of all expenses, including general and administrative expenses, transaction related expenses, management fees, incentive fees, and share class specific fees, but exclude the impact of early repurchase deductions on the repurchase of shares that have been outstanding for less than one year. Past performance is historical and not a guarantee of future results. The returns have been prepared using unaudited data and valuations of the underlying investments in GCRED's portfolio, which are estimates of fair value and form the basis for GCRED’s price per share. Valuations based upon unaudited reports from the underlying investments may be subject to later adjustments, may not correspond to realized value and may not accurately reflect the price at which assets could be liquidated. 2. The price per share is determined in accordance with the Fund's share pricing policy. The NAV per share of our outstanding Common Shares is determined monthly, for periods beginning after December 31, 2025, and quarterly, for periods ending on or before December 31, 2025, by dividing the value of total assets minus liabilities by the total number of Common Shares outstanding. Please refer to "Determination of Net Asset Value and Share Price" in the Prospectus for disclosures relating to the share pricing policy. 3. The Fund has received an exemptive order from the U.S. Securities and Exchange Commission that permits the Fund to issue multiple classes of Common Shares with, among others, different ongoing shareholder servicing and/or distribution fees 4. The Class I inception date was July 1, 2023 and the Class S inception date was April 1, 2024. 5. Represents year-to-date cumulative Total Net Return for GCRED Class I. 6. Represents total investments at fair value. As of June 30, 2026. 7. As a percentage of debt investments in GCRED’s portfolio based on fair value. As of June 30, 2026. 8. As of June 30, 2026, GCRED held seven debt investments that represent approximately 1% of debt investments based on fair value that had a fixed interest rate. 9. As of June 30, 2026. The portfolio median EBITDA (defined as earnings before interest, taxes, depreciation and amortization) is based on our portfolio of debt investments and excludes certain portfolio companies for which these metrics are not meaningful for instance: (i) portfolio companies with negative or de minimis EBITDA, (ii) investments designated as recurring revenue loans, broadly syndicated loans and structured finance notes and (iii) portfolio companies with any loans on non-accrual status. 10. As of June 30, 2026. Includes all private debt investments for which fair value is determined in good faith in accordance with the Fund’s valuation process, which includes the review of the valuation of each portfolio company, subject to a de minimis threshold, by an independent third-party valuation firm. Excludes certain portfolio companies for which these metrics are not meaningful for instance: (i) portfolio companies with negative or de minimis EBITDA, (ii) investments designated as recurring revenue loans, broadly syndicated loans and structured finance notes and (iii) portfolio companies with any loans on non-accrual status. Average loan-to-value represents the ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable GCRED private debt investments. Loan-to- value is calculated as the current total debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company using the most recently received portfolio company information. Therefore, current enterprise value may not be up to date for certain portfolio companies. See GCRED’s Prospectus for additional information. 11. Represents the Fund’s debt-to-equity leverage ratio. As of June 30, 2026. 12. Kroll StepStone Private Credit Benchmarks database. Data represents the Kroll StepStone U.S. First-Lien Credit Contractual Spread, measured in basis points on a rolling 90-day basis. 13. Software BSL represents average bid for the Morningstar LSTA US Software Loan Index. Non-Software BSL represents average bid for the Morningstar LSTA US Leveraged Loan Index excluding software. 14. KBW “BDC Credit Monitor” and Golub Capital internal analysis. As of March 31, 2026. 15. Includes only debt investments held as of the noted period end. Average Price reflects the fair value of debt investments as a percentage of the outstanding principal value. 16. Interest Coverage is weighted based on the fair value of the fund's portfolio of debt investments and excludes (i) portfolio companies with negative or de minimis EBITDA, (ii) investments designated as recurring revenue loans, broadly syndicated loans and structured finance notes, (iii) portfolio companies with any loans on non-accrual status and (iv) portfolio companies with no financials available (e.g. new origination that hasn’t been required to submit a compliance certificate or LTM interest expense is not available). 17. Mark Below 90% reflects the fair value of debt investments with a mark price below 90% as a percentage of the fair value of the Fund's portfolio as of the noted period end. Mark Below 90% (Software Only) reflects the fair value of Software debt investments with a mark price below 90% as a percentage of the fair value of the Fund's portfolio as of the noted period end.

Golub Capital Private Credit Fund (“GCRED”) | Q2 2026 Quarterly Update 7 Golub Capital Internal Performance Ratings Our internal performance ratings may take into account, but are not entirely based on, any rating given by a nationally recognized statistical rating organization. There are certain assets within the portfolio for which a performance rating is not assigned. Such assets are excluded from the Internal Performance Rating Chart. Over the last several years, the percentage of the portfolio that has not been assigned performance ratings has been under 1%. Important Investor Information Golub Capital (including its various affiliates) creates and manages multiple investment funds. Two of its control affiliates, GC Advisors LLC (“GC Advisors”) and GC OPAL Advisors LLC (“GC OPAL Advisors”, and together with GC Advisors, the “Registered Advisers”) are registered investment advisers with the United States Securities and Exchange Commission (the “SEC”). Certain affiliated advisers are included as relying advisers (“Relying Advisers”) under GC OPAL Advisors’ umbrella registration, as described in its Form ADV. The Registered Advisers and the Relying Advisers (collectively, the “Advisers”) manage certain of Golub Capital’s affiliated funds and accounts. For a detailed description of the Advisers and each of their investment advisory fees, please see the Registered Advisers’ Form ADV Part 1 and 2A on file with the SEC. Registration is not an endorsement by the SEC, nor does it mean that a government agency approves an advisor or reviews its qualifications. Registration does not imply a certain level of skill or training, nor does it guarantee success or future performance. Past performance is not indicative nor a guarantee of future returns and there can be no assurance that GCRED will achieve results comparable to those of any of Golub Capital’s investment funds or be able to implement its strategy or achieve its investment objectives, including due to an inability to access sufficient investment opportunities. The Morningstar Indexes are the exclusive property of Morningstar, Inc. Morningstar, Inc., its affiliates and subsidiaries, its direct and indirect information providers and any other third party involved in, or related to, compiling, computing or creating any Morningstar Index (collectively, “Morningstar Parties”) do not guarantee the accuracy, completeness and/or timeliness of the Morningstar Indexes or any data included therein and shall have no liability for any errors, omissions, or interruptions therein. None of the Morningstar Parties make any representation or warranty, express or implied, as to the results to be obtained from the use of the Morningstar Indexes or any data included therein. “Cliffwater,” “Cliffwater Direct Lending Index,” and “CDLI” are trademarks of Cliffwater LLC. The Cliffwater Direct Lending Indexes (the “Cliffwater Indexes”) and all information on the performance or characteristics thereof (“Cliffwater Index Data”) are owned exclusively by Cliffwater LLC, and are referenced herein under license. Neither Cliffwater nor any of its affiliates sponsor or endorse, or are affiliated with or otherwise connected to, Golub Capital, or any of its products or services. All Cliffwater Index Data is provided for informational purposes only, on an “as available” basis, without any warranty of any kind, whether express or implied. Cliffwater and its affiliates do not accept any liability whatsoever for any errors or omissions in the Cliffwater Indexes or Cliffwater Index Data, or arising from any use of the Cliffwater Indexes or Cliffwater Index Data, and no third party may rely on any Cliffwater Indexes or Cliffwater Index Data referenced in this report. No further distribution of Cliffwater Index Data is permitted without the express written consent of Cliffwater. Any reference to or use of the Cliffwater Index or Cliffwater Index Data is subject to the further notices and disclaimers set forth from time to time on Cliffwater’s website at https://www.cliffwaterdirectlendingindex.com/disclosures. RATING DEFINITION 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower may be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination

Golub Capital Private Credit Fund (“GCRED”) | Q2 2026 Quarterly Update Key Risk Factors (Not Inclusive of All Risks to the Fund) GCRED is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940. The Fund expects to invest at least 80% of our total assets (net assets plus borrowings for investment purposes) directly or indirectly in private credit investments (loans, bonds and other credit and related instruments that are issued in private offerings or issued by private companies). − In considering any investment performance information contained in this Material, prospective investors should bear in mind that past or estimated performance is not necessarily indicative of future results and there can be no assurance that the Fund will achieve comparable results, implement its investment strategy, achieve its objectives or avoid substantial losses or that any expected returns will be met. − Embedded Growth. Embedded growth represents Golub Capital LLC’s (together with its affiliates, “Golub Capital”) expectations for growth based on its view of the current market environment. These expectations are based on certain assumptions that may not be correct and on certain variables that may change, are presented for illustrative purposes only and do not constitute forecasts. There can be no assurance that any such results will actually be achieved. Summary of Risks − We are a relatively new company with a limited operating history and there is no assurance that we will achieve our investment objective. − The majority of our portfolio investments are valued using the investment’s fair value, as determined in good faith by our valuation designee, subject to oversight by our Board of Trustees, and, as a result, there could be uncertainty as to the value of our portfolio investments. − Because subscriptions must be submitted at least five business days prior to the first calendar day of each month (unless waived), you will not know the net asset value per share at which you will be subscribing at the time you subscribe. − You should not expect to be able to sell your common shares of beneficial interest (“Common Shares”) regardless of how we perform. − You should not expect to have access to the money you invest for an extended period of time. − We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop prior to any listing. − Because you should not expect to be able to sell your shares, you should not expect to be able to reduce your exposure in any market downturn. − At the discretion of our Board of Trustees, we have commenced a quarterly share repurchase program, but only a limited number of shares will be eligible for repurchase and repurchases will be subject to available liquidity, among other significant restrictions. Our Board of Trustees may amend, suspend or terminate the share repurchase program upon 30 days’ notice, if it deems such action to be in our best interest and the best interest of our shareholders. As a result, we cannot guarantee that share repurchases will be made available each quarter. − An investment in our Common Shares is not suitable for you if you need access to the money you invest. − You will bear substantial fees and expenses in connection with your investment. − Because the incentive fee is based on the performance of our portfolio, the Investment Adviser may be incentivized to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. − We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. Any capital returned through distributions will be returned after the payment of fees and expenses. − Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Investment Adviser or its affiliates, that may be subject to reimbursement to the Investment Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled. − We use and expect to continue to use leverage, which will magnify the potential for loss on amounts invested in us. − We invest in securities that are rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. − Neither the U.S. Securities and Exchange Commission nor any state securities regulator has approved or disapproved of these securities or determined if the Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or conduct standards including the ‘Regulation Best Interest’ standard to any or all purchasers. − This Material must be accompanied or preceded by the Prospectus and must be read in conjunction with the Prospectus in order to fully understand all the implications and risks of an investment in GCRED. This Material is neither an offer to sell nor a solicitation of an offer to buy securities. An offering is made only by the Prospectus. Prior to making an investment, investors should read the Prospectus, including the “Risk Factors” section therein, which contain the risks and uncertainties that we believe are material to our business’ operating results. 8

Golub Capital Private Credit Fund (“GCRED”) | Q2 2026 Quarterly Update Important Disclosure Information Estimates /Targets. Any estimates, targets, forecasts, or similar predictions or returns set forth herein are based on assumptions and assessments made by Golub Capital that it considers reasonable under the circumstances as of the date hereof. They are necessarily speculative, hypothetical, and inherently uncertain in nature, and it can be expected that some or all of the assumptions underlying such estimates, targets, forecasts , or similar predictions or returns contained herein will not materialize and/or that actual events and consequences thereof will vary materially from the assumptions upon which such estimates, targets, forecasts, or similar predictions or returns have been based. Among the assumptions to be made by Golub Capital in performing its analysis are (i) the amount and frequency of current income from an investment, (ii) the holding period length, (iii) EBITDA growth and cost savings over time, (iv) the manner and timing of sale, (v) exit multiples reflecting long-term averages for the relevant asset type, (vi) customer growth and other business initiatives, (vii) availability of financing, (viii) potential investment opportunities Golub Capital is currently or has recently reviewed and (ix) overall macroeconomic conditions such as GDP growth, unemployment and interest rate levels. Inclusion of estimates, targets, forecasts, or similar predictions or returns herein should not be regarded as a representation or guarantee regarding the reliability, accuracy or completeness of such information, and neither Golub Capital nor the Fund is under any obligation to revise such returns after the date provided to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying such returns are later shown to be incorrect. None of Golub Capital, the Fund, their affiliates or any of the respective directors, officers, employees, partners, shareholders, advisers and agents of any of the foregoing makes any assurance, representation or warranty as to the accuracy of such assumptions. Investors and clients are cautioned not to place undue reliance on these forward-looking statements. Recipients of this Material are encouraged to contact Fund representatives to discuss the procedures and methodologies used to make the estimates, targets, forecasts, and/or similar predictions or returns and other information contained herein. Forward-Looking Statements. Certain information contained in this Material constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words, or the negatives thereof. These may include financial predictions estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, and statements regarding future performance. Such forward‐looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. Golub Capital believes these factors include but are not limited to those described under the section entitled “Risk Factors”, which are further described in the Prospectus, and any such updated factors included in GCRED's periodic filings with the U.S. Securities and Exchange Commission, which will be accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Material and in the filings. Golub Capital undertakes no obligation to publicly update or review any forward‐looking statement, whether as a result of new information, future developments or otherwise. Investments mentioned may not be suitable for all investors. Any product discussed herein may be purchased only after an investor has carefully reviewed the prospectus and executed the subscription document, which will contain additional information about the fund. Accordingly, the terms and provisions included herein are presented as of the dates indicated and information about the fund in its final form may differ materially from the information set forth herein. Alternative investments often are speculative, typically have higher fees than traditional investments, often include a high degree of risk and are suitable only for eligible, long-term investors who are willing to forgo liquidity and put capital at risk for an indefinite period of time. They may be highly illiquid and can engage in leverage and other speculative practices that may increase volatility and risk of loss. 9

Golub Capital Private Credit Fund (“GCRED”) | Q2 2026 Quarterly Update Important Disclosure Information (Cont’d) − Highly Competitive Market for Investment Opportunities. The activity of identifying, completing and realizing attractive investments is highly competitive, and involves a high degree of uncertainty. There can be no assurance that the Fund will be able to locate, consummate and exit investments that satisfy its objectives or realize upon their values or that the Fund will be able to fully invest its committed capital. There is no guarantee that investment opportunities will be allocated to the Fund and/or that the activities of Golub Capital’s other funds will not adversely affect the interests of the Fund. − Material, Non-Public Information. In connection with other activities of Golub Capital, certain Golub Capital personnel may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities, including on the Fund’s behalf. As such, the Fund may not be able to initiate a transaction or sell an investment. In addition, policies and procedures maintained by Golub Capital to deter the inappropriate sharing of material non-public information may limit the ability of Golub Capital personnel to share information with personnel in Golub Capital’s other business groups, which may ultimately reduce the positive synergies expected to be realized by the Fund as part of the broader Golub Capital investment platform. − No Assurance of Investment Return. Prospective investors should be aware that an investment in the Fund is speculative and involves a high degree of risk. There can be no assurance that the Fund will achieve comparable results, implement its investment strategy, achieve its objectives or avoid substantial losses or that any expected returns will be met. The Fund’s performance may be volatile. An investment should only be considered by sophisticated investors who can afford to lose all or a substantial amount of their investment. The Fund’s fees and expenses may offset or exceed its profits. − Opinions. Opinions expressed reflect the current opinions of Golub Capital as of the date appearing in this Material only and are based on Golub Capital’s opinions of the current market environment, which is subject to change. Certain information contained in this Material discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. This Material is not complete and the information contained herein may change at any time without notice. Opinions expressed herein may differ from the opinions expressed by a Dealer and/or other businesses / affiliates of a Dealer. This is not a “research report” as defined by FINRA Rule 2241 and was not prepared by the research departments of a Dealer or its affiliates. − Reliance on Key Management Personnel. The success of the Fund will depend, in large part, upon the skill and expertise of certain Golub Capital professionals. In the event of the death, disability or departure of any key Golub Capital professionals, the business and the performance of the Fund may be adversely affected. − Target Allocations. There can be no assurance that the Fund will achieve its objectives or avoid substantial losses. Allocation targets depend on a variety of factors, including prevailing market conditions and investment availability. There is no guarantee that such targets will be achieved and any particular investment may not meet the target criteria. − Third Party Information. Certain information contained in this Material has been obtained from sources outside Golub Capital, which in certain cases have not been updated through the date hereof. While such information is believed to be reliable for purposes used herein, no representations are made as to the accuracy or completeness thereof and none of Golub Capital, its funds, nor any of their affiliates takes any responsibility for, and has not independently verified, any such information. In particular, you should note that, since many investments of the Fund may be unquoted, net asset value figures in relation to the Fund may be based wholly or partly on estimates of the values of the Fund’s investments provided by the originating banks of those underlying investments or other market counterparties, which estimates may themselves have been subject to no verification or auditing process or may relate to a valuation at a date before the relevant net asset valuation for the Fund, or which have otherwise been estimated by Golub Capital. − This Material may contain information obtained from third parties. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES COSTS DUE TO NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. − Trends. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results. − This communication does not constitute a solicitation to buy any security or instrument, or a solicitation of interest in any Golub Capital fund, account or strategy. The content of this communication should not be construed as legal, tax or investment advice. − Securities offered through Arete Wealth Management, LLC Member: FINRA/SIPC. Only available in states where Arete Wealth Management, LLC is registered. Arete Wealth Management, LLC is not affiliated with any other entities identified in this communication. 10